UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 13, 2010
MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2533 South Coast Highway 101, Suite 240, Cardiff-By-The-Sea, California	92024
(Address of Principal Executive Offices)		(Zip Code)
(760) 479-5080 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 13, 2010, MACC Private Equities Inc. (the “Company”) received a Nasdaq Staff Delinquency Letter indicating that the Company has been delisted from The Nasdaq Stock Market and Nasdaq will suspend trading of the Company’s securities effective September 15, 2010.

As previously reported, the Company went before the Nasdaq Hearings Panel (the “Panel”) on April 28, 2010 regarding its bid price deficiency and failure to meet the Nasdaq Capital Market’s minimum bid price for continued listing set forth in Nasdaq Listing Rule 5550(a)(2).  In its ruling issued on May 14, 2010, the Panel continued the Company’s listing on The Nasdaq Stock Market with the condition that the Company, on or before September 13, 2010, demonstrate a closing price of $1.00 or more for at least ten consecutive days.  The Company failed to meet this condition and has subsequently received notification that its securities will be delisted from The Nasdaq Stock Market effective the opening of trading on September 15, 2010.  At this time the Company will not ask the Panel to review the decision.

Following the delisting of the Company’s securities from The Nasdaq Stock Market, the Company expects that its common stock will be quoted on the Pink Sheet Electronic Quotation Service on the Pink Sheets OTCQB market beginning on September 15, 2010.

The information in this Item 3.01 and the accompanying exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 3.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any offering circular, report or other document filed with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set for by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release dated September 14, 2010 Announcing the Receipt of Nasdaq Staff Delinquency Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2010

MACC PRIVATE EQUITIES INC.

By: /s/  Travis T. Prentice
      Travis T. Prentice
                      President and CEO

Exhibit Index

Exhibit
Number                                Description

99.1	Press release dated September 13, 2010 Announcing the Receipt of Nasdaq Staff Delinquency
Letter